SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 29, 1998



                          WASATCH PHARMACEUTICAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         UTAH                           000-22899               84-0854009
----------------------------    ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
 of incorporation)


                    714 East 7200 South, Midvale, Utah 84047
               ---------------------------------------------------
                     (Address of principal executive office)


Registrant's telephone number, including area code:   (801)  566-9688


                                       N/A
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS


Summary

         The board of directors, pursuant to its meeting on December 31, 1997, appointed Lee Hale as President of Wasatch Pharmaceutical, Inc. and Chief
Operating Officer. Mr. Hale's background includes Vice President of US Operations for Teesyn International Inc. and other top management experience. Gary V. Heesch, former President will continue as Chairman of the Board and Chief Executive Officer.

         Announcement of the appointment was made in a press release May 19, 1998.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             WASATCH PHARMACEUTICAL, INC.


Date:   May 29, 1998                         /s/  David K. Giles
                                             ---------------------------
                                             David K. Giles, Secretary